UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05723

Name of Fund: BlackRock Emerging Markets Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Emerging Markets Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2018	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2018, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Stock selection in South Africa was the largest contributor to performance during the period. There was renewed investor interest in the South African equity market following a change of leadership in the governing political party, which in turn opened the way for political renewal and potential economic reform. The Fund’s position in Sanlam Ltd. was the strongest individual contributor within South Africa, as the insurer continued to deliver on its core business. In addition, stock selection in Taiwan helped performance, most notably from a lack of exposure to semiconductor company TSMC, which sold off after the company lowered its growth forecast.

An underweight to and stock selection within Brazil represented the largest detractor from performance, as the Fund did not hold materials names that would have helped to offset weakness in the Brazilian consumer market seen later in the period. Within Brazil, the textile and retail clothing company Companhia Hering SA, and the shopping mall firm BRMalls Participacoes SA were among the largest individual detractors from performance. Additionally, an overweight to Indonesia weighed on returns as the Indonesian market continued to lag other emerging markets. Lastly, the Fund’s position in the Indian oil & gas name BCPL was the largest individual detractor during the period.

Describe recent portfolio activity.

The Fund reduced its position in China, trimming exposure across market sectors. The Fund also fully exited the materials company China National Building Material Co. Ltd., as well as the Chinese internet services firm Baidu, Inc., which came under pressure from the sell-off in U.S. information technology (“IT”) stocks on data privacy concerns. More recently, the Fund added to holdings in South Korea on the belief that the potential for a positive geopolitical surprise on the peninsula is not being priced in by the market. Within South Korea, the Fund increased its existing positions in luxury hotel company Hotel Shilla Co. Ltd., technology services firm SK Holdings Co. Ltd. and semiconductor company SK Hynix Inc.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period with overweight positions in India and Russia at the country level, with underweights to China, Taiwan and Brazil. At the sector level, the Fund was overweight in financials and materials, and underweight in consumer staples and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock Emerging Markets Fund, Inc.

Performance Summary for the Period Ended April 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.68%	24.02%	N/A	4.37%	N/A	2.15%	N/A
Investor A	6.54	23.66	17.17%	3.95	2.84%	1.79	1.24%
Investor C	6.11	22.69	21.69	3.09	3.09	0.94	0.94
Class K	6.72	24.07	N/A	4.38	N/A	2.15	N/A
MSCI Emerging Markets Index(c)	4.80	21.71	N/A	4.74	N/A	2.17	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers located in countries with developing capital markets.
(c)	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (e)	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$1,066.80	$6.35	$1,000.00	$1,018.65	$6.21	1.24%
Investor A	1,000.00	1,065.40	7.89	1,000.00	1,017.16	7.70	1.54
Investor C	1,000.00	1,061.10	11.96	1,000.00	1,013.19	11.68	2.34
Class K	1,000.00	1,067.20	2.61	1,000.00	1,010.49	2.54	0.97

(e)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), except Class K which is multiplied by 95/365 (to reflect the period since inception date of January 25, 2018).
(f)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of April 30, 2018	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2018, the Fund outperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

Stock selection in Brazil was the top contributor for the period, with holdings supported by increased consumer confidence there and a more settled political situation, as well as by persistently low inflation that led to additional interest rate cuts by the Central Bank of Brazil. Digital retailers Magazine Luiza SA and B2W Cia Digital were among the top performers among the Fund’s Brazilian holdings after posting strong financial results. More recently, the Fund’s overweight to Brazilian materials and energy names including Vale SA and Petrobras (Petróleo Brasileiro SA) helped to offset broader weakness across more domestically focused sectors there. In particular, Petrobras benefited from positive investor sentiment surrounding the outcome of an ongoing dispute with the Brazilian government over the value of offshore oil rights. An underweight to Mexico also helped performance as the country nears its presidential and congressional election in July.

Conversely, a lack of positioning in Colombia continued to detract from returns based on strength in oil prices supported in part by speculation regarding the potential re-imposition of sanctions against Iran and Venezuela. Within Colombia, the Fund’s lack of holdings in both state oil company Ecopetrol and full-service financial institution Bancolombia detracted from relative performance amid oil price strength and the presidential primary victory in March of a market-friendly candidate. The Fund’s non-benchmark position in Argentina also detracted as investors took profits following strong performance there in 2017. A lack of holdings in the Brazilian financial firm Itausa was the largest individual detractor as banking stocks moved up in line with the market. Instead, the Fund held Itau Unibanco Holding SA, one of Itausa’s operating companies.

Describe recent portfolio activity.

During the period, the Fund added to materials names based on strength in commodity prices. In particular, positions were initiated in the Chilean copper miner Antofagasta PLC, the Brazilian steel producer Gerdau SA, and the Brazilian pulp manufacturer Suzano Papel e Celulose SA. The Fund also increased its overweight to Brazil, and reduced its consumer exposure there in favor of the materials sector. Elsewhere, the Fund’s position in Peru was trimmed based on weaker-than-expected growth. The Fund’s underweight to Mexico was increased ahead of anticipated election-led market volatility.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in Brazil and underweight in Chile, Colombia and Mexico. The Fund also maintained an out-of-benchmark allocation to Argentina.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock Latin America Fund, Inc.

Performance Summary for the Period Ended April 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.96%	19.88%	N/A	(1.62)%	N/A	(1.52)%	N/A
Investor A	9.82	19.56	13.28%	(1.91)	(2.96)%	(1.80)	(2.33)%
Investor C	9.35	18.54	17.54	(2.73)	(2.73)	(2.61)	(2.61)
Class K	10.00	19.92	N/A	(1.61)	N/A	(1.52)	N/A
MSCI Emerging Markets Latin America Index(c)	8.04	17.78	N/A	(2.06)	N/A	(1.81)	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Latin American securities.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (e)	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$1,099.60	$6.87	$1,000.00	$1,018.25	$6.61	1.32%
Investor A	1,000.00	1,098.20	8.38	1,000.00	1,016.81	8.05	1.61
Investor C	1,000.00	1,093.50	12.67	1,000.00	1,012.69	12.18	2.44
Class K	1,000.00	1,100.00	3.33	1,000.00	1,009.84	3.19	1.20

(e)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), except Class K which is multiplied by 95/365 (to reflect the period since inception date of January 25, 2018).
(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	7

Portfolio Information as of April 30, 2018

BlackRock Emerging Markets Fund, Inc.

TEN LARGEST HOLDINGS

Percent of Net Assets
Alibaba Group Holding Ltd. — ADR	5%
Samsung Electronics Co. Ltd.	4
Bank of China Ltd., Class H	4
Shinhan Financial Group Co. Ltd.	3
Tencent Holdings Ltd.	3
CNOOC Ltd.	2
POSCO	2
Pan Ocean Co. Ltd.	2
MediaTek, Inc.	2
Sberbank of Russia PJSC	2

GEOGRAPHIC ALLOCATION

	Percent of Net Assets
China	23%
South Korea	17
India	11
United States	6
Taiwan	6
Russia	5
Brazil	5
Mexico	4
Thailand	4
South Africa	3
Indonesia	3
Austria	2
Poland	2
Hong Kong	2
United Kingdom	2
Greece	2
Argentina	1
Qatar	1
Turkey	1
Israel	—	(a)

(a)	Represents less than 1% of Net Assets.

BlackRock Latin America Fund, Inc.

TEN LARGEST HOLDINGS

Percent of Net Assets
Itau Unibanco Holding SA, Preference Shares — ADR	9%
Banco Bradesco SA — ADR	8
Vale SA — ADR	8
Petroleo Brasileiro SA — ADR	6
America Movil SAB de CV	5
AMBEV SA — ADR	4
Fomento Economico Mexicano SAB de CV — ADR	4
B3 SA — Brasil Bolsa Balcao	3
Petroleo Brasileiro SA — ADR	3
Grupo Financiero Banorte SAB de CV, Series O	3

GEOGRAPHIC ALLOCATION

Percent of Net Assets
Brazil	69%
Mexico	21
Argentina	3
United Kingdom	2
United States	2
Peru	2
Chile	1

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Emerging Markets Fund, Inc.’s and BlackRock Latin America Fund, Inc.’s Class K Shares inception date of January 25, 2018, Class K Share performance shown is that of Institutional Shares (which have no distribution or service fees). The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares of BlackRock Latin American Fund, Inc. were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, waived a portion of the Funds’ expenses. Without such waiver, the Funds’ performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2017 and held through April 30, 2018) except with respect to the Funds’ Class K Shares which are based on a hypothetical investment of $1,000 on January 25, 2018 (commencement of operations) and held through April 30, 2018 are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments (unaudited) April 30, 2018	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 92.8%

Argentina — 1.2%
Grupo Supervielle SA — ADR	148,109	$4,138,165

Austria — 1.7%
Erste Group Bank AG	125,931	6,158,229

Brazil — 4.6%
Banco Bradesco SA — ADR	552,821	5,417,650
BR Malls Participacoes SA	1,548,533	4,827,009
Cia. Hering	446,556	2,434,694
Notre Dame Intermedica Participacoes SA(a)	589,071	3,430,306

		16,109,659
China — 22.3%
Alibaba Group Holding Ltd. — ADR(a)	99,241	17,718,488
Bank of China Ltd., Class H, Class H	25,395,200	13,785,303
China Overseas Land & Investment Ltd.	1,704,000	5,709,476
CNOOC Ltd.	5,156,000	8,722,472
NetEase, Inc. — ADR	18,991	4,882,016
PetroChina Co. Ltd., ADR	24,286	1,787,693
Ping An Insurance Group Co. of China Ltd., Class H	438,000	4,279,873
Shanghai Jinjiang International Hotels Development Co. Ltd.	933,983	4,672,267
Silergy Corp.	231,000	4,830,681
Skyworth Digital Holdings Ltd.	6,318,000	2,870,903
Tencent Holdings Ltd.	182,410	8,967,801

		78,226,973
Greece — 1.5%
Alpha Bank AE(a)	1,940,278	5,125,842

Hong Kong — 1.6%
SJM Holdings Ltd.	5,746,000	5,755,357

India — 11.1%
Bharat Petroleum Corp. Ltd.	450,942	2,607,992
Fortis Healthcare Ltd.(a)	1,514,359	3,420,640
HDFC Bank Ltd.(b)	181,984	5,460,066
Indiabulls Housing Finance Ltd.	258,836	5,044,153
Jindal Steel & Power Ltd.(a)	1,596,894	5,976,247
Larsen & Toubro Ltd.	303,311	6,346,485
NTPC Ltd.	1,777,289	4,574,019
Yes Bank Ltd.	1,007,179	5,436,597

		38,866,199
Indonesia — 2.9%
Astra International Tbk PT	11,578,100	5,925,983
Semen Indonesia Persero Tbk PT	6,261,900	4,324,999

		10,250,982
Israel — 0.4%
Israel Chemicals Ltd.	299,757	1,339,571

Mexico — 4.3%
Alpek SA de CV	3,372,707	4,834,886
America Movil SAB de CV, Series L — ADR	285,453	5,278,026
Grupo Financiero Banorte SAB de CV, Series O	786,051	4,918,374

		15,031,286
Poland — 1.7%
Powszechna Kasa Oszczednosci Bank Polski SA(a)	491,868	5,839,530

Qatar — 1.0%
Qatar National Bank SAQ	88,841	3,677,292

Russia — 5.3%
Mail.ru Group Ltd. — GDR(a)	134,381	4,259,158
Novatek PJSC — GDR	33,218	4,219,230
Sberbank of Russia PJSC	1,924,061	6,858,300

Security	Shares	Value
Russia (continued)
Sberbank of Russia PJSC — ADR	210,734	$3,115,966

		18,452,654
South Africa — 3.4%
FirstRand Ltd.	1,233,437	6,605,705
Shoprite Holdings Ltd.	261,678	5,206,296

		11,812,001
South Korea — 17.1%
Hotel Shilla Co. Ltd.	48,967	5,267,017
Kumho Petrochemical Co. Ltd.	53,743	5,374,717
Pan Ocean Co. Ltd.(a)	1,374,207	7,016,986
POSCO	20,582	7,091,748
Samsung Electronics Co. Ltd.	5,994	14,856,768
Shinhan Financial Group Co. Ltd.	203,052	9,041,228
Shinhan Financial Group Co. Ltd., — ADR	3,578	159,650
SK Holdings Co. Ltd.	23,904	6,543,218
SK Hynix, Inc.	28,887	2,271,789
WONIK IPS Co. Ltd.	77,404	2,460,760

		60,083,881
Taiwan — 4.6%
Epistar Corp.(a)	419,000	570,250
Land Mark Optoelectronics Corp.	196,000	1,828,052
MediaTek, Inc.	604,000	6,869,657
Merry Electronics Co. Ltd.	14,000	64,470
Nanya Technology Corp.	2,183,000	6,795,415

		16,127,844
Thailand — 4.1%
Indorama Ventures PCL — NVDR	3,405,000	6,462,758
Kasikornbank PCL — NVDR	632,700	3,901,600
Land & Houses PCL	9,252,200	3,220,396
Land & Houses PCL, Foreign Registered Shares	2,429,800	838,053

		14,422,807
Turkey — 1.0%
Koza Altin Isletmeleri AS(a)	302,891	3,391,430

United Kingdom — 1.5%
Old Mutual PLC	1,582,391	5,451,444

United States — 1.5%
Cognizant Technology Solutions Corp., Class A	64,999	5,318,218

Total Common Stocks — 92.8% (Cost — $289,900,340)		325,579,364

Participation Notes — 1.9%

China — 1.0%
Deutsche Bank AG (Wuliangye Yibin Co. Ltd.), due 02/27/27(a)	332,694	3,564,522

Taiwan — 0.8%
Deutsche Bank AG (Merry Electronics Co. Ltd.), due 02/01/28(a)	625,000	2,904,619

Thailand — 0.1%
Deutsche Bank AG (Kasikornbank PCL), due 3/10/25(a)	16,995	105,276

Total Participation Notes —1.9% (Cost — $7,383,493)		6,574,417

Preferred Stocks — 0.3%
Brazil — 0.0%
Banco Nacional SA, Preference Shares(a)(b)	42,567,626	122

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
South Korea — 0.3%
Samsung Electronics Co. Ltd., Preference Shares	463	$920,626

Total Preferred Stocks — 0.3% (Cost — $397,313)		920,748

Total Long-Term Investments — 95.0% (Cost — $297,681,146)		333,074,529

Short-Term Securities — 3.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.56%,(c)(d)	12,769,622	12,769,622

Total Short-Term Securities — 3.6% (Cost — $12,769,622)		12,769,622

Total Investments — 98.6% (Cost — $310,450,768)		345,844,151
Other Assets Less Liabilities — 1.4%		5,075,003

Net Assets — 100.0%		$350,919,154

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Annualized 7-day yield as of period end.

(d)	During the period ended April 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,768,386	5,001,236	12,769,622	$12,769,622	$54,057		$7	$—
SL Liquidity Series, LLC, Money Market Series	5,599,441	(5,599,441)	—	—	16,471	(b)	(2,506)	—

				$12,769,622	$70,528		$(2,499)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini Index	74	06/15/18	$4,263	$(218,697)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$218,697	$—	$—	$—	$218,697

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the schedule of investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Emerging Markets Fund, Inc.

For the period ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(95,486)	$—	$—	$—	$(95,486)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(232,654)	$—	$—	$—	$(232,654)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,470,980

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$4,138,165	$—	$—	$4,138,165
Austria	—	6,158,229	—	6,158,229
Brazil	16,109,659	—	—	16,109,659
China	24,388,197	53,838,776	—	78,226,973
Greece	—	5,125,842	—	5,125,842
Hong Kong	—	5,755,357	—	5,755,357
India	—	33,406,133	5,460,066	38,866,199
Indonesia	—	10,250,982	—	10,250,982
Israel	—	1,339,571	—	1,339,571
Mexico	15,031,286	—	—	15,031,286
Poland	—	5,839,530	—	5,839,530
Qatar	—	3,677,292	—	3,677,292
Russia	—	18,452,654	—	18,452,654
South Africa	—	11,812,001	—	11,812,001
South Korea	159,650	59,924,231	—	60,083,881
Taiwan	—	16,127,844	—	16,127,844
Thailand	838,053	13,584,754	—	14,422,807
Turkey	—	3,391,430	—	3,391,430
United Kingdom	—	5,451,444	—	5,451,444
United States	5,318,218	—	—	5,318,218
Participation Notes	—	6,574,417	—	6,574,417
Preferred Stocks	—	920,626	122	920,748
Short-Term Securities	12,769,622	—	—	12,769,622

	$78,752,850	$261,631,113	$5,460,188	$345,844,151

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(218,697)	$—	$—	$(218,697)

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended April 30, 2018, there were no transfers between level 1 and level 2.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of October 31, 2017	$—	$130	$130
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	191,392	(8)	191,384
Purchases	5,268,674	—	5,268,674
Sales	—	—	—

Closing Balance, as of April 30, 2018	$5,460,066	$122	$5,460,188

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2018(b)	$191,392	$(8)	$191,384

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) April 30, 2018	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.5%

Argentina — 4.0%
Central Puerto SA — ADR(a)	53,000	$819,910
Corp. America Airports SA(a)	89,000	1,098,260
Grupo Financiero Galicia SA — ADR	18,000	1,150,560
Grupo SA — ADR	64,000	1,788,160
Loma Negra Cia Industrial Argentina SA — ADR(a)	28,000	580,720
Pampa Energia SA — ADR(a)	13,000	741,520
Telecom Argentina SA — ADR	30,000	901,200
YPF SA — ADR	40,000	875,600

		7,955,930
Brazil — 67.3%
AMBEV SA	90,000	599,366
AMBEV SA — ADR	1,080,000	7,149,600
Arezzo Industria e Comercio SA	64,000	967,892
Azul SA — ADR(a)	60,000	1,860,000
B2W Cia Digital(a)	225,000	1,856,160
B3 SA — Brasil Bolsa Balcao	825,000	5,958,124
Banco Bradesco SA — ADR	1,550,000	15,190,000
Banco do Brasil SA	250,000	2,619,034
Biotoscana Investments SA(a)	81,000	312,143
BR Malls Participacoes SA	690,000	2,150,833
Cia de Saneamento do Parana	54,000	909,454
Cia Energetica de Sao Paulo, Preference B Shares	205,000	1,026,990
Eneva SA(a)	243,000	922,556
Fleury SA	220,000	1,639,701
Gerdau SA — ADR(b)	421,000	1,966,070
Gerdau SA, Preference Shares	421,000	2,000,928
Iguatemi Empresa de Shopping Centers SA	173,000	1,762,988
Iochpe-Maxion SA	262,000	2,101,564
IRB Brasil Resseguros S/A	139,000	1,876,770
Itau Unibanco Holding SA, Preference Shares — ADR(a)	1,215,000	17,653,950
Klabin SA, Preference Shares(a)	122,275	741,008
Linx SA	168,000	1,072,300
Localiza Rent a Car SA	235,000	1,870,904
Lojas Americanas SA, Preference Shares	634,000	3,610,499
Lojas Renner SA	386,000	3,593,132
Magazine Luiza SA	84,000	2,558,701
MRV Engenharia e Participacoes SA	314,000	1,344,485
Petroleo Brasileiro SA — ADR(a)	1,238,000	16,651,940
Rumo SA(a)	1,238,000	5,247,859
Suzano Papel e Celulose SA	272,000	3,188,034
TIM Participacoes SA	275,000	1,252,069
TIM Participacoes SA — ADR	55,000	1,251,250
Ultrapar Participacoes SA	188,000	3,244,063
Vale SA — ADR	1,188,000	16,441,920

		132,592,287
Chile — 1.5%
SACI Falabella(a)	298,000	2,883,341

Mexico — 20.9%
Alsea SAB de CV	595,000	2,213,030
America Movil SAB de CV, Series L — ADR	520,000	9,614,800
Arca Continental SAB de CV(a)	515,000	3,559,444
Cemex SAB de CV — ADR(a)	545,000	3,384,450
Corp. Inmobiliaria Vesta SAB de CV	925,000	1,335,415
Fomento Economico Mexicano SAB de CV — ADR	80,000	7,732,800
Grupo Financiero Banorte SAB de CV, Series O(a)	941,000	5,887,901
Grupo Mexico SAB de CV, Series B	842,000	2,799,006
PLA Administradora Industrial S de RL de CV(a)	370,000	589,957
Wal-Mart de Mexico SAB de CV(a)	1,485,000	4,126,577

		41,243,380

Security	Shares		Value
Peru — 1.8%
Credicorp Ltd.		15,000	$3,487,350

United Kingdom — 2.0%
Antofagasta PLC		297,000	3,968,193

Total Common Stocks — 97.5% (Cost — $140,139,018)			192,130,481

	Par (000)
Corporate Bonds — 0.1%

Brazil — 0.1%
Hypermarcas SA, 11.30%, 10/15/18(c)	BRL	137	6,250
Klabin SA:
7.25%, 06/15/20		22	135,033
1.00%, 06/15/22		15	93,484
Lupatech SA, 6.50%, 04/15/19(a)(d)(e)		2,128	30,372

Total Corporate Bonds — 0.1% (Cost — $1,488,663)			265,139

	Shares
Warrants — 0.0%

Brazil — 0.0%
Iochpe-Maxion SA (Expires 06/03/19)(a)		9,467	40,313
Klabin SA (Expires 06/15/20)(a)		22,282	—

Total Warrants — 0.0% (Cost — $—)			40,313

Total Long-Term Investments — 97.6% (Cost — $141,627,681)			192,435,933

Short-Term Securities — 2.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.56%(f)(h)		4,819,916	4,819,916
SL Liquidity Series, LLC, Money Market Series, 1.96%(f)(g)(h)		670,913	670,913

Total Short-Term Securities — 2.8% (Cost — $5,490,764)			5,490,829

Total Investments — 100.4% (Cost — $147,118,445)			197,926,762
Liabilities in Excess of Other Assets — (0.4)%			(755,897)

Net Assets — 100.0%			$197,170,865

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Convertible security.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of security was purchased with the cash collateral from loaned securities.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Latin America Fund, Inc.

(h)	During the period ended April 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 10/31/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	4,819,916	4,819,916	$4,819,916	$12,162		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	670,913	670,913	670,913	751	(b)	(14)	65

				$5,490,829	$12,913		$(14)	$65

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$7,955,930	$—	$—	$7,955,930
Brazil	132,592,287	—	—	132,592,287
Chile	—	2,883,341	—	2,883,341
Mexico	41,243,380	—	—	41,243,380
Peru	3,487,350	—	—	3,487,350
United Kingdom	—	3,968,193	—	3,968,193
Corporate Bonds	—	258,889	6,250	265,139
Warrants	40,313	—	—	40,313
Short-Term Securities	4,819,916	—	—	4,819,916

	$190,139,176	$7,110,423	$6,250	$197,255,849

Investments Valued at NAV(a)				670,913

	$190,139,176	$7,110,423	$6,250	$197,926,762

(a)	As of April 30, 2018, certain of the Fund’s Investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers out of Level 1 (a)	Transfers into Level 2 (a)
Assets:
Investments:
Common Stocks:
Chile	$(2,989,813)	$2,989,813

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Statements of Assets and Liabilities  (unaudited)

April 30, 2018

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)(b)	$333,074,529	$192,435,933
Investments at value — affiliated(c)	12,769,622	5,490,829
Cash pledged for futures contracts	214,000	—
Foreign currency at value(d)	1,271,328	118,143
Receivables:
Investments sold	8,087,372	482,052
Dividends — unaffiliated	475,700	371,004
Capital shares sold	312,715	192,705
Dividends — affiliated	16,650	4,988
From the Manager	7,609	1,383
Securities lending income — affiliated	142	287
Capital gain distributions	7	—
Interest — unaffiliated	—	8,020
Offering costs	38,503	38,503
Prepaid expenses	35,326	36,897

Total assets	356,303,503	199,180,744

LIABILITIES
Cash collateral on securities loaned at value	—	670,810
Payables:
Investments purchased	3,665,540	535,888
Capital shares redeemed	755,616	331,322
Investment advisory fees	214,013	162,678
Deferred foreign capital gain tax	124,851	—
Service and distribution fees	82,093	36,171
Variation margin on futures contracts	35,150	—
Offering costs	34,540	34,540
Board consolidation	7,609	2,123
Other affiliates	905	499
Other accrued expenses	464,032	235,848

Total liabilities	5,384,349	2,009,879

NET ASSETS	$350,919,154	$197,170,865

NET ASSETS CONSIST OF
Paid-in capital	$314,910,192	$169,202,118
Undistributed (distributions in excess of ) net investment income	(657,983)	968,385
Accumulated net realized gain (loss)	1,589,366	(23,800,905)
Net unrealized appreciation (depreciation)	35,077,579	50,801,267

NET ASSETS	$350,919,154	$197,170,865

(a) Investments at cost — unaffiliated	$297,681,146	$141,627,681
(b) Securities loaned at value	$—	$639,323
(c) Investments at cost — affiliated	$12,769,622	$5,490,764
(d) Foreign currency at cost	$1,271,328	$118,143

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

April 30, 2018

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$92,829,714	$71,309,752

Shares outstanding, 100 million shares authorized	3,845,388	1,334,062

Net asset value	$24.14	$53.45

Par value	$0.100	$0.100

Investor A
Net assets	$208,534,523	$108,337,845

Shares outstanding, 100 million shares authorized	8,962,565	2,052,813

Net asset value	$23.27	$52.78

Par value	$0.100	$0.100

Investor C
Net assets	$47,853,391	$16,539,638

Shares outstanding, 100 million shares authorized	2,438,078	343,922

Net asset value	$19.63	$48.09

Par value	$0.100	$0.100

Class K
Net assets	$1,701,526	$983,630

Shares outstanding, 2 billion shares authorized	70,457	18,396

Net asset value	$24.15	$53.47

Par value per share	$0.100	$0.100

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Operations  (unaudited)

Six Months Ended April 30, 2018

	BlackRock Emerging Markets Fund, Inc.		BlackRock Latin America Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$2,233,323		$2,692,505
Dividends — affiliated	54,057		12,162
Interest — unaffiliated	1,417		41,232
Securities lending income — affiliated — net	16,471		751
Non-cash dividends — unaffiliated	—		289,827
Foreign taxes withheld	(175,701)		(328,476)

Total investment income	2,129,567		2,708,001

EXPENSES
Investment advisory	1,709,532		946,624
Service and distribution — class specific	523,894		215,730
Transfer agent — class specific	378,310		138,211
Custodian	129,197		58,288
Accounting services	46,161		25,862
Professional	44,890		36,296
Registration	35,860		37,142
Printing	21,137		6,716
Offering	13,547		13,547
Directors and Officer	7,258		5,807
Board consolidation	7,609		2,123
Miscellaneous	11,296		9,938

Total expenses	2,928,691		1,496,284
Less:
Fees waived and/or reimbursed by the Manager	(73,906)		(1,996)
Transfer agent fees waived and/or reimbursed — class specific	(66,837)		—

Total expenses after fees waived and/or reimbursed	2,787,948		1,494,288

Net investment income (loss)	(658,381)		1,213,713

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	25,435,461		6,309,577 (a)
Investments — affiliated	(2,506)		(14)
Futures contracts	(95,486)		—
Foreign currency transactions	117,739		(22,836)
Capital gain distributions from investment companies — affiliated	7		—

	25,455,215		6,286,727

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,892,542	)(b)	9,588,738 (c)
Investments — affiliated	—		65
Futures contracts	(232,654)		—
Foreign currency translations	27,917		5,436

	(3,097,279)		9,594,239

Net realized and unrealized gain	22,357,936		15,880,966

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,699,555		$17,094,679

(a)	Includes $(67,694) realized foreign capital gain tax.
(b)	Includes $(124,851) unrealized foreign capital gain tax.
(c)	Includes $14,310 unrealized foreign capital gain tax.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.
	Six Months Ended 04/30/18 (unaudited)	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(658,381)	$811,428
Net realized gain	25,455,215	104,477,340
Net change in unrealized appreciation (depreciation)	(3,097,279)	(34,509,557)

Net increase in net assets resulting from operations	21,699,555	70,779,211

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(385,038)	(836,175)
Investor A	(354,409)	(2,476,565)
Investor C	—	(659,003)

Decrease in net assets resulting from distributions to shareholders	(739,447)	(3,971,743)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(10,837,752)	(137,323,779)

NET ASSETS
Total increase (decrease) in net assets	10,122,356	(70,516,311)
Beginning of period	340,796,798	411,313,109

End of period	$350,919,154	$340,796,798

Undistributed (distributions in excess of) net investment income, end of period	$(657,983)	$739,845

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets  (continued)

	BlackRock Latin America Fund, Inc.
	Six Months Ended 04/30/18 (unaudited)	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,213,713	$1,077,948
Net realized gain	6,286,727	23,836,669
Net change in unrealized appreciation (depreciation)	9,594,239	(8,866,618)

Net increase in net assets resulting from operations	17,094,679	16,047,999

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(746,930)	(679,329)
Investor A	(873,457)	(1,077,921)
Investor C	—	(73,597)

Decrease in net assets resulting from distributions to shareholders	(1,620,387)	(1,830,847)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,069,931)	(12,084,602)

NET ASSETS
Total increase in net assets	8,404,361	2,132,550
Beginning of period	188,766,504	186,633,954

End of period	$197,170,865	$188,766,504

Undistributed net investment income, end of period	$968,385	$1,375,059

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.
	Institutional
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$22.74		$18.32	$16.51	$20.56		$20.10	$19.28

Net investment income (loss)(a)	(0.01)		0.14	0.16	0.19		0.18	0.19
Net realized and unrealized gain (loss)	1.52		4.58	1.86	(4.13)		0.39	0.90

Net increase (decrease) from investment operations	1.51		4.72	2.02	(3.94)		0.57	1.09

Distributions from net investment income(b)	(0.11)		(0.30)	(0.21)	(0.11)		(0.11)	(0.27)

Net asset value, end of period	$24.14		$22.74	$18.32	$16.51		$20.56	$20.10

Total Return(c)
Based on net asset value	6.68	%(d)	26.35%	12.47%	(19.24)%		2.86%	5.67	%(e)

Ratios to Average Net Assets
Total expenses	1.32	%(f)	1.34%	1.20%	1.17	%(g)	1.17%	1.29%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.24	%(f)	1.34%	1.20%	1.17	%(g)	1.16%	1.29%

Net investment income (loss)	(0.04	)%(f)	0.72%	0.97%	0.98	%(g)	0.88%	0.95%

Supplemental Data
Net assets, end of period (000)	$92,830		$77,115	$120,939	$169,509		$467,132	$186,724

Portfolio turnover rate	55%		126%	92%	103%		94%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 5.51%.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2015.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Investor A
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$21.88		$17.62	$15.89	$19.81		$19.38	$18.61

Net investment income (loss)(a)	(0.04)		0.07	0.08	0.10		0.06	0.13
Net realized and unrealized gain (loss)	1.47		4.42	1.79	(3.99)		0.42	0.86

Net increase (decrease) from investment operations	1.43		4.49	1.87	(3.89)		0.48	0.99

Distributions from net investment income(b)	(0.04)		(0.23)	(0.14)	(0.03)		(0.05)	(0.22)

Net asset value, end of period	$23.27		$21.88	$17.62	$15.89		$19.81	$19.38

Total Return(c)
Based on net asset value	6.54	%(d)	25.95%	11.95%	(19.67)%		2.46%	5.30	%(e)

Ratios to Average Net Assets
Total expenses	1.62	%(f)	1.68%	1.68%	1.62	%(g)	1.58%	1.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.54	%(f)	1.68%	1.68%	1.62	%(g)	1.58%	1.60%

Net investment income (loss)	(0.33	)%(f)	0.39%	0.51%	0.56	%(g)	0.32%	0.69%

Supplemental Data
Net assets, end of period (000)	$208,535		$210,355	$191,205	$193,165		$231,467	$215,490

Portfolio turnover rate	55%		126%	92%	103%		94%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 5.13%.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2015.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Investor C
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$18.50		$14.93	$13.48	$16.91		$16.65	$16.02

Net investment loss(a)	(0.11)		(0.09)	(0.04)	(0.04)		(0.08)	(0.03)
Net realized and unrealized gain (loss)	1.24		3.76	1.53	(3.39)		0.34	0.74

Net increase (decrease) from investment operations	1.13		3.67	1.49	(3.43)		0.26	0.71

Distributions from net investment income(b)	—		(0.10)	(0.04)	—		—	(0.08)

Net asset value, end of period	$19.63		$18.50	$14.93	$13.48		$16.91	$16.65

Total Return(c)
Based on net asset value	6.11	%(d)	24.84%	11.07%	(20.28)%		1.56%	4.45	%(e)

Ratios to Average Net Assets
Total expenses	2.43	%(f)	2.53%	2.52%	2.44	%(g)	2.41%	2.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.34	%(f)	2.53%	2.52%	2.44	%(g)	2.41%	2.46%

Net investment loss	(1.12	)%(f)	(0.57)%	(0.33)%	(0.26	)%(g)	(0.49)%	(0.18)%

Supplemental Data
Net assets, end of period (000)	$47,853		$53,327	$99,170	$110,911		$128,684	$119,015

Portfolio turnover rate	55%		126%	92%	103%		94%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 4.27%.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2015.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Class K
	Period from 01/25/18 (a) to 04/30/18 (unaudited)
Net asset value, beginning of period	$25.97

Net investment income(b)	0.02
Net realized and unrealized loss	(1.84)

Net decrease from investment operations	(1.82)

Net asset value, end of period	$24.15

Total Return(c)
Based on net asset value	(7.01	)%(d)

Ratios to Average Net Assets
Total expenses	1.08	%(e)(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.97	%(e)

Net investment income	0.28	%(e)

Supplemental Data
Net assets, end of period (000)	$1,702

Portfolio turnover rate	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.10%.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc.
	Institutional
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$49.20		$45.22	$34.98	$54.16	$56.13	$58.82

Net investment income(a)	0.40		0.40	0.56	0.49	1.08	0.79
Net realized and unrealized gain (loss)	4.43		4.15	9.95	(18.53)	(2.52)	(2.48)

Net increase (decrease) from investment operations	4.83		4.55	10.51	(18.04)	(1.44)	(1.69)

Distributions from net investment income(b)	(0.58)		(0.57)	(0.27)	(1.14)	(0.53)	(1.00)

Net asset value, end of period	$53.45		$49.20	$45.22	$34.98	$54.16	$56.13

Total Return(c)
Based on net asset value	9.96	%(d)	10.37%	30.32%	(33.77)%	(2.51)%	(3.01)%

Ratios to Average Net Assets
Total expenses	1.32	%(e)	1.31%	1.33%	1.32%	1.25%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32	%(e)	1.31%	1.33%	1.32%	1.25%	1.27%

Net investment income	1.55	%(e)	0.88%	1.52%	1.14%	1.99%	1.36%

Supplemental Data
Net assets, end of period (000)	$71,310		$64,009	$56,867	$45,472	$87,941	$110,295

Portfolio turnover rate	21%		56%	58%	35%	42%	66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Investor A
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$48.49		$44.57	$34.45	$53.31	$55.21	$57.90

Net investment income(a)	0.32		0.26	0.42	0.35	0.92	0.61
Net realized and unrealized gain (loss)	4.39		4.10	9.83	(18.24)	(2.47)	(2.43)

Net increase (decrease) from investment operations	4.71		4.36	10.25	(17.89)	(1.55)	(1.82)

Distributions from net investment income(b)	(0.42)		(0.44)	(0.13)	(0.97)	(0.35)	(0.87)

Net asset value, end of period	$52.78		$48.49	$44.57	$34.45	$53.31	$55.21

Total Return(c)
Based on net asset value	9.82	%(d)	10.03%	29.91%	(33.96)%	(2.78)%	(3.27)%

Ratios to Average Net Assets
Total expenses	1.61	%(e)	1.62%	1.65%	1.61%	1.53%	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.61	%(e)	1.62%	1.65%	1.61%	1.53%	1.53%

Net investment income	1.25	%(e)	0.58%	1.17%	0.83%	1.72%	1.06%

Supplemental Data
Net assets, end of period (000)	$108,338		$107,992	$105,414	$93,494	$178,571	$236,205

Portfolio turnover rate	21%		56%	58%	35%	42%	66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Investor C
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$43.98		$40.45	$31.41	$48.57	$50.37	$52.79

Net investment income(a)	0.10		(0.06)	0.12	(0.02)	0.43	0.13
Net realized and unrealized gain (loss)	4.01		3.72	8.92	(16.64)	(2.23)	(2.24)

Net increase (decrease) from investment operations	4.11		3.66	9.04	(16.66)	(1.80)	(2.11)

Distributions from net investment income(b)	—		(0.13)	—	(0.50)	—	(0.31)

Net asset value, end of period	$48.09		$43.98	$40.45	$31.41	$48.57	$50.37

Total Return(c)
Based on net asset value	9.35	%(d)	9.12%	28.78%	(34.53)%	(3.57)%	(4.05)%

Ratios to Average Net Assets
Total expenses	2.44	%(e)	2.47%	2.51%	2.48%	2.36%	2.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.44	%(e)	2.47%	2.51%	2.47%	2.36%	2.35%

Net investment income	0.42	%(e)	(0.16)%	0.37%	(0.04)%	0.88%	0.25%

Supplemental Data
Net assets, end of period (000)	$16,540		$16,746	$24,117	$22,787	$49,724	$72,047

Portfolio turnover rate	21%		56%	58%	35%	42%	66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Class K
	Period from 01/25/18 (a) to 04/30/18 (unaudited)
Net asset value, beginning of period	$55.91

Net investment income(b)	0.16
Net realized and unrealized loss	(2.60)

Net decrease from investment operations	(2.44)

Net asset value, end of period	$53.47

Total Return(c)
Based on net asset value	(4.36	)%(d)

Ratios to Average Net Assets
Total expenses	1.20	%(e)(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.20	%(e)(f)

Net investment income	1.10	%(e)

Supplemental Data
Net assets, end of period (000)	$984

Portfolio turnover rate	21%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.22%.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Non-diversified
BlackRock Latin America Fund, Inc.	Latin America	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares(a)	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes	(c)	None

(a)	Commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)	There is no CDSC on Investor C Shares after one year.

On December 27, 2017, all issued and outstanding Investor B Shares of Latin America were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

Offering costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

   Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2018, certain investments of the Funds were valued using NAV per Share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Latin America
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs & Co.	$639,323	$(639,323)	$—

(a)	Cash collateral with a value of $ 670,810 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.89%
$1 Billion — $3 Billion	0.84
$3 Billion — $5 Billion	0.80
$5 Billion — $10 Billion	0.77
Greater than $10 Billion	0.76

Prior to March 15, 2018, the annual rates as a percentage of average daily net assets, for the Emerging Markets were as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

Latin America pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

With respect to Emerging Markets, the Manager entered into a separate sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”). The Manager pays BAMNAL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A(a)	0.25%	—%
Investor C	0.25	0.75

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended April 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor B (a)	Investor C	Total
Emerging Markets	$266,099	$—	$257,795	$523,894
Latin America	131,921	29	83,780	215,730

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended April 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A (a)	Investor C	Total
Emerging Markets	$665	$3,754	$657	$5,076
Latin America	484	4,785	606	5,875

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

For the six months ended April 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A (a)	Investor C	Total
Emerging Markets	$72,912	$234,801	$70,597	$378,310
Latin America	37,146	81,436	19,629	138,211

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

Other Fees: For the six months ended April 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Emerging Markets	Latin America
Investor A	$7,380	$1,591

For the six months ended April 30, 2018, affiliates received CDSCs as follows:

	Emerging Markets	Latin America
Investor A	$363	$—
Investor C	396	8

Expense Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended April 30, 2018, the amounts waived were as follows:

	Emerging Markets	Latin America
Amounts waived	$2,977	$614

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee through February 28, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended April 30, 2018, there were no fees waived by the Manager.

For the six months ended April 30, 2018, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Emerging Markets	Latin America
Amounts reimbursed	$1,899	$1,055

The Funds have begun to incur expenses in connection with a potential reconfiguration of the boards of directors of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are shown as included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended April 30, 2018, the amounts reimbursed were as follows:

	Emerging Markets	Latin America
Amount	$7,609	$1,382

Effective March 15, 2018, with respect to Emerging Markets, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Emerging Markets
Institutional	0.99%
Investor A	1.99
Investor C	1.24
Class K	0.94

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2020, unless approved by the Board, including a majority of the directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as transfer agent fees reimbursed — class specific, in the Statements of Operations. For the six months ended April 30, 2018, class specific expense waivers and/or reimbursements are as follows:

Fees waived and reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets	$16,533	$37,714	$8,820	$253	$63,320

Transfer agent fees waived and/or reimbursed — class specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets	$13,321	$40,187	$13,329	$—	$66,837

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended April 30, 2018, each Fund paid BIM the following amounts for securities lending agent services:

	Emerging Markets	Latin America
Securities lending services	$3,971	$184

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Funds’ investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended April 30, 2018, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended April 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Emerging Markets	Latin America
Purchases	$187,665,693	$39,453,452
Sales	205,947,587	49,809,652

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of October 31, 2017, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Emerging Markets	Latin America
No expiration date	$23,386,424	$27,150,045

As of April 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets	Latin America
Tax cost	$310,916,236	$150,295,034

Gross unrealized appreciation	$46,564,590	$55,302,224
Gross unrealized depreciation	(11,855,372)	(7,670,496)

Net unrealized appreciation	$34,709,218	$47,631,728

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Management is currently evaluating the impact, if any, on the financial statements and the accompanying notes. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the “Participating Funds”, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

As of period end, Latin America’s investments had the following industry classifications:

Industry	Percent of Net Assets
Banks	24%
Metals & Mining	14
Oil, Gas & Consumable Fuels	11
Beverages	10
Multiline Retail	6
Wireless Telecommunication Services	6
Other(a)	29

(a)	All other industries held were less than 5% of net assets.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 04/30/18		Year Ended 10/31/17
BlackRock Emerging Markets Fund, Inc.	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,275,931	$31,077,417	1,833,606	$35,745,857
Shares issued in reinvestment of distributions	13,350	305,849	39,799	675,417
Shares redeemed	(834,491)	(20,325,023)	(5,082,554)	(89,252,616)

Net increase (decrease)	454,790	$11,058,243	(3,209,149)	$(52,831,342)

Investor A
Shares sold	598,701	$13,744,002	3,288,582	$62,351,366
Shares issued in reinvestment of distributions	4,760	325,575	140,259	2,296,161
Shares redeemed	(1,253,493)	(29,017,232)	(4,664,831)	(88,593,196)

Net decrease	(650,032)	$(14,947,655)	(1,235,990)	$(23,945,669)

Investor C
Shares sold	118,627	$2,335,599	459,205	$7,010,945
Shares issued in reinvestment of distributions	—	—	43,365	604,948
Shares redeemed	(563,036)	(11,003,715)	(4,263,557)	(68,162,661)

Net decrease	(444,409)	$(8,668,116)	(3,760,987)	$(60,546,768)

	Period from 01/25/18 (a) to 04/30/18
Class K
Shares sold	71,158	$1,736,566	—	$—
Shares redeemed	(701)	(16,790)	—	—

Net increase (decrease)	70,457	$1,719,776	—	$—

Total Net Decrease	(569,194)	$(10,837,752)	(8,206,126)	$(137,323,779)

	Six Months Ended 04/30/18		Year Ended 10/31/17
BlackRock Latin America Fund, Inc.	Shares	Amount	Shares	Amount
Institutional
Shares sold	280,339	$14,876,573	534,770	$24,212,392
Shares issued in reinvestment of distributions	14,174	678,884	15,890	625,263
Shares redeemed	(261,398)	(13,555,644)	(507,333)	(22,607,576)

Net increase	33,115	$1,999,813	43,327	$2,230,079

Investor A
Shares sold	115,133	$6,084,950	758,414	$34,703,901
Shares issued in reinvestment of distributions	15,993	757,299	24,413	949,511
Shares redeemed	(305,274)	(15,194,528)	(921,131)	(41,148,332)

Net decrease	(174,148)	$(8,352,279)	(138,304)	$(5,494,920)

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 04/30/18		Year Ended 10/31/17
BlackRock Latin America Fund, Inc.	Shares	Amount	Shares	Amount

Investor B(b)
Shares redeemed	(421)	$(19,131)	(5,309)	$(217,247)

Net decrease	(421)	$(19,131)	(5,309)	$(217,247)

Investor C
Shares sold	14,017	$676,425	47,739	$1,924,181
Shares issued in reinvestment of distributions	—	—	1,865	66,256
Shares redeemed	(50,877)	(2,378,063)	(265,050)	(10,592,951)

Net decrease	(36,860)	$(1,701,638)	(215,446)	$(8,602,514)

	Period from 01/25/18 (a) to 04/30/18
Class K
Shares sold	18,612	$1,014,961	—	$—
Shares redeemed	(216)	(11,657)	—	—

Net increase (decrease)	18,396	$1,003,304	—	$—

Total Net Decrease	(159,918)	$(7,069,931)	(315,732)	$(12,084,602)

(a)	Commencement of operations.
(b)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

As of April 30, 2018, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Class K
Emerging Markets	7,701
Latin America	3,577

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	39

Director and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Director

Mark Stalnecker, Chair Elect(a) of the Board and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)	Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned and Robert Fairbairn was appointed, as an interested Director of the Funds.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Funds.

Further information about the Funds' Directors and Officers is available in the Funds' Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited(a)

Hong Kong

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Emerging Markets only.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	41

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency Abbreviations

BRL	Brazilian Real

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipts

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLA-4/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) –    Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Emerging Markets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Emerging Markets Fund, Inc.

Date: July 5, 2018

4